UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

ILEARNINGENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(650) 248-9874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AILE	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AILEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 28, 2024, iLearningEngines Holdings, Inc. (“Legacy iLearningEngines” or “Borrower”), wholly-owned subsidiary of iLearningEngines, Inc. (the “Company”), entered into a First Amendment to Loan and Security Agreement (the “Amendment”) with the financial institutions from time to time party thereto (the “Lenders”) and East West Bank, as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”), which amends the Loan and Security Agreement, dated April 17, 2024, between the Borrower, the Lenders and the Agent (the “Loan Agreement”), in order to, among other things, (i) increase the Maximum Revolving Advances Limit (as defined therein) from $40,000,000 to $60,000,000, (ii) designate Valley National Bank (“Valley”) as a new lender to the Loan Agreement with a Revolving Advance Commitment (as defined therein) of $20,000,000 and (iii) modify the minimum liquidity financial covenant to require that the Borrower maintain at least $12,000,000 in cash and cash equivalents with the Agent at all times. On June 28, 2024, the Borrower drew the full $20,000,000 in additional Revolving Advances (as defined in the Loan Agreement) made available pursuant to the Amendment.

Except as described above, the terms of the Loan Agreement were not otherwise materially modified.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 3, 2024, the Company issued a press release announcing the Borrower’s entry into the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement, among iLearningEngines Holdings, Inc., as borrower, East West Bank, as administrative agent, and the lenders party thereto.
99.1	Press Release dated July 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2024	ILEARNINGENGINES, INC.

	By:	/s/ Harish Chidambaran
Harish Chidambaran
Chief Executive Officer

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